Environmental Costs	12 Months Ended
Dec. 31, 2023
Environmental Costs [Abstract]
Environmental Costs
9. Environmental Costs
In connection with Loar Group’s acquisition of AGC Acquisition LLC in 2013, the Company acquired the property and building associated with manufacturing operations. The acquired facilities entered into the state of Connecticut’s voluntary remediation program in 2009 for environmental remediation of certain known contaminants. The Company had an independent third-party evaluation of the facilities to determine the potential range of costs for remediation of the site. Accordingly, the Company recorded an environmental liability at the acquisition date totaling approximately $2.5 million. The Company is not entitled to any third-party recoveries related to this environmental liability. The balance at December 31, 2023 was approximately $1.1 million. The likelihood an additional material related loss may be incurred is remote.